UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2016

CRITEO S.A.
(Exact name of registrant as specified in its charter)

France	001-36153	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32, rue Blanche, Paris - France	75009
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: +33 14 040 2290
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

ITEM 2.02	Results of Operations and Financial Condition
On January 21, 2016, Criteo S.A. (the “Company”) furnished certain unaudited historical financial information prepared in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”) and presented in U.S. dollars, in advance of the announcement of the Company’s results for the fourth quarter and year ended December 31, 2015, which occurred on February 10, 2016. The Company is now furnishing herewith additional unaudited historical information with respect to revenue and revenue excluding traffic acquisition costs, or Revenue ex-TAC, by region for each of the quarterly periods in 2014 and 2015 (the “Historical Financial Information”). The Historical Financial Information is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The Company is making reference to non-GAAP financial information in Exhibit 99.1. A reconciliation of these non-GAAP financial measures to the most comparable GAAP financial measures is contained in the attached Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Historical financial information for each of the quarterly periods in 2014 and 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Criteo S.A.

Date: February 16, 2016	By:	/s/ Benoit Fouilland
	Name:	Benoit Fouilland
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Historical financial information for each of the quarterly periods in 2014 and 2015.